UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.______)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement.

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials.

[  ] Soliciting Material Pursuant to §240.14a-12

TORTOISE CAPITAL RESOURCES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

 .

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

[TORTOISE LOGO]

TORTOISE CAPITAL RESOURCES CORPORATION
11550 Ash Street, Suite 300
Leawood, Kansas  66211

[date], 2011

Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Tortoise Capital Resources Corporation (the “Company”) on [day], [date], 2011 at [time], Central Time, at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

At the meeting, you will be asked to (i) elect one director of the Company, (ii) approve a proposal to authorize the Company to sell warrants or securities to subscribe for or convertible into shares of common stock and to issue the common shares underlying such warrants or securities upon their exercise, each as more fully discussed in the enclosed proxy statement, (iii) approve a proposal authorizing the Company’s Board of Directors to withdraw the Company’s election to be regulated as a business development company under the Investment Company Act of 1940, and (iv) ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2011, as more fully discussed in the enclosed proxy statement.

Enclosed with this letter are answers to questions you may have about the proposals, the formal notice of the meeting, the Company’s proxy statement, which gives detailed information about the proposals and why the Company’s Board of Directors recommends that you vote to approve each of the proposals, the actual proxy for you to sign and return and the Company’s Annual Report to stockholders for the fiscal year ended November 30, 2010, which includes the information required by Rule 14a-3 of the Securities Exchange Act of 1934.  If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-866-362-9331.

Your vote is important. Please cast your vote utilizing one of the various methods outlined on the following page.

Sincerely,

David J. Schulte
Chief Executive Officer

TORTOISE CAPITAL RESOURCES CORPORATION
ANSWERS TO SOME IMPORTANT QUESTIONS

Q.           WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.          This proxy contains five proposals from the Company:  (i) to elect one director to serve until the Company’s 2014 annual meeting of stockholders; (ii) to approve a proposal authorizing the Company to sell warrants or securities to subscribe for or convertible into shares of common stock and to issue the common shares underlying such warrants or securities upon their exercise, each as more fully discussed in the enclosed proxy statement; (iii) to approve a proposal authorizing the Company’s Board of Directors to withdraw the Company’s election to be regulated as a business development company under the Investment Company Act of 1940; (iv) to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending November 30, 2011; and (v) to consider and take action upon such other business as may properly come before the meeting including the adjournment or postponement thereof.

Q.           HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.          The Board of Directors unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.

Q.           HOW CAN I VOTE?

A.          Voting is quick and easy. You may vote your shares via the internet at www.proxyvote.com, by telephone with a toll free call to the number indicated on the enclosed proxy card or voting instruction card, or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the postage-paid envelope included in this package. You may also vote in person if you are able to attend the meeting. However, even if you plan to attend the meeting, we urge you to cast your vote utilizing one of the other options to ensure your vote is counted should your plans change.

This information summarizes information that is included in more detail in the Proxy Statement.  We urge you to
read the entire Proxy Statement carefully.

If you have questions, call 1-866-362-9331.

TORTOISE CAPITAL RESOURCES CORPORATION
11550 Ash Street, Suite 300
Leawood, Kansas  66211

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Tortoise Capital Resources Corporation:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Tortoise Capital Resources Corporation, a Maryland corporation (the “Company”), will be held on [day], [date], 2011 at [time] Central Time at 11550 Ash Street, Suite 300, Leawood, Kansas 66211 for the following purposes:

1.	To elect one director of the Company, to hold office for a term of three years and until his successor is duly elected and qualified;

2.
To vote upon a proposal authorizing the Company to sell warrants or securities to subscribe for or convertible into shares of common stock and to issue the common shares underlying such warrants or securities upon their exercise, each as more fully discussed in the enclosed proxy statement;

3.	To vote upon a proposal authorizing the Company’s Board of Directors to withdraw the Company’s election to be regulated as a business development company under the Investment Company Act of 1940;

4.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2011; and

5.	To consider and take action upon such other business as may properly come before the meeting including the adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders of record as of the close of business on [date], 2011 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting).  If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the meeting, the meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors of the Company,

Connie J. Savage
Secretary
[date], 2011

Leawood, Kansas

All stockholders are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting.  A return envelope (with postage prepaid if mailed in the United States) is enclosed for that purpose.  Even if you have given your proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

TORTOISE CAPITAL RESOURCES CORPORATION
11550 Ash Street, Suite 300
Leawood, Kansas  66211

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

[date], 2011

This proxy statement is being sent to you by the Board of Directors of Tortoise Capital Resources Corporation (the “Company”).  The Board of Directors is asking you to complete and return the enclosed proxy, permitting your shares of the Company to be voted at the annual meeting of stockholders called to be held on [date], 2011.  The Board of Directors has fixed the close of business on [date], 2011 as the record date (the “record date”) for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof as set forth in this proxy statement.

This proxy statement, the enclosed proxy and the Company’s Annual Report to stockholders for the fiscal year ended November 30, 2010, which includes the information required by Rule 14a-3 of the Securities Exchange Act of 1934, are first being mailed to stockholders on or about [date], 2011.

The Company’s reports filed with the Securities and Exchange Commission (“SEC”) can be accessed on the Company’s website (www.tortoiseadvisors.com/tto.cfm) or on the SEC’s website (www.sec.gov).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on [date], 2011:  This proxy statement, along with the Company's Annual Report to Stockholders for the fiscal year ended November 30, 2010, is available on the internet at http://ir.tortoiseadvisors.com/TTOannual-proxy.cfm.  On this site, you will be able to access the proxy statement for the annual meeting and any amendments or supplements to the foregoing material required to be furnished to stockholders.

PROPOSAL ONE

ELECTION OF ONE DIRECTOR

The Board of Directors of the Company unanimously nominated  Conrad S. Ciccotello following a recommendation by the Nominating, Corporate Governance and Compensation Committee of the Company, for election as a director at the annual meeting.  Mr. Ciccotello is currently a director of the Company, has consented to be named in this proxy statement and has agreed to serve if elected.  The Company has no reason to believe that Mr. Ciccotello will be unavailable to serve.

The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) “FOR” the election of Mr. Ciccotello as a director of the Company.  Currently, the Company has four directors, three of whom (the “Independent Directors”) are not “interested persons” of the Company, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).  In accordance with the Company’s Articles of Incorporation, its Board of Directors is divided into three classes of approximately equal size.  The terms of the directors of the different classes are staggered.  The term of Charles E. Heath expires on the date of the 2012 annual meeting of stockholders and the terms of H. Kevin Birzer and John R. Graham expire on the date of the 2013 annual meeting of stockholders.

In accordance with the Company’s Bylaws (“Bylaws”), each share of the Company’s common stock may be voted for as many individuals as there are directors to be elected.  Thus, each common share is entitled to one vote in the election of Mr. Ciccotello.  Stockholders do not have cumulative voting rights.

If elected, Mr. Ciccotello will hold office until the 2014 annual meeting of stockholders and until his successor is duly elected and qualified.  If Mr. Ciccotello is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Company’s Board of Directors.

The following table sets forth each Board member’s name, age and address; position(s) with the Company and length of time served; principal occupation during the past five years; the number of companies in the Fund Complex that each Board member oversees and other public company directorships held by each Board member.  Unless otherwise indicated, the address of each director is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”).  As of December 31, 2010, the Fund Complex included the Company, Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”) and Tortoise Total Return Fund, LLC (“TTRF”).

Nominee For Director Who Is Independent:

Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director

Conrad S. Ciccotello* (Born 1960)	Director of the Company since its inception.	Tenured Associate Professor
of Risk Management and
Insurance, Robinson College
of Business, Georgia State
University (faculty member
since 1999); Director of
Graduate Personal Financial
Planning Programs; formerly,
Editor, Financial Services
Review (an academic journal
dedicated to the study of
individual financial
management) (2001-2007);
formerly, faculty member,
Pennsylvania State University
(1997-1999). Published
several academic and
professional journal articles
about energy infrastructure
and oil and gas MLPs.
			Seven	None

*Mr. Ciccotello has also served as a Director of each of TYG, TYY, TYN, TPZ, NTG and TTRF since its inception.  Mr. Ciccotello also served as a Director of Tortoise Gas and Oil Corporation from its inception until September 2009, when it was reorganized into TYN.

Remaining Directors Who Are Independent:

Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director

John R. Graham* (Born 1945)	Director of the Company since its inception	Executive-in-Residence and
Professor of Finance (Part-
time), College of Business
Administration, Kansas State
University (has served as a
professor or adjunct professor
since 1970); Chairman of the
Board, President and CEO,
Graham Capital Management,
Inc. (primarily a real estate
development, investment and
venture capital company) and
Owner of Graham Ventures (a
business services and venture
capital firm); Part-time Vice
President Investments, FB
Capital Management, Inc. (a
registered investment adviser),
since 2007.  Formerly, CEO,
Kansas Farm Bureau Financial
Services, including seven
affiliated insurance or
financial service companies
(1979-2000).
			Seven	None

Charles E. Heath* (Born 1942)	Director of the Company since its inception.	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) designation since 1974.	Seven	None

*Mr. Graham and Mr. Heath have also served as Directors of each of TYG, TYY, TYN, TPZ, NTG and TTRF since its inception.  Mr. Graham and Mr. Heath also served as Directors of Tortoise Gas and Oil Corporation from its inception until September 2009, when it was reorganized into TYN.

Remaining Director Who Is An Interested Person:

Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director

H. Kevin Birzer* (Born 1959)	Director and Chairman of the Board of the Company since its inception.
Managing Director of the
Adviser since 2002. Formerly
Member, Fountain Capital
Management, L.L.C.
(“Fountain Capital”), a
registered investment adviser
(1990 – 2009); Vice President,
Corporate Finance
Department, Drexel Burnham
Lambert (1986-1989);
and Vice President, F. Martin
Koenig & Co. (1983- 1986).
			Seven	None

*Mr. Birzer, as a principal of the Adviser, is an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.  Mr. Birzer has also served as a Director and Chairman of the Board of each of TYG, TYY, TYN, TPZ, NTG and TTRF since its inception.  Mr. Birzer also served as a Director and Chairman of the Board of Tortoise Gas and Oil Corporation from its inception until September 2009, when it was reorganized into TYN.

Each director was selected to join the Company’s Board of Directors based upon their character and integrity; their service as a director for other funds in the Tortoise Fund Complex; and their willingness and ability to serve and commit the time necessary to perform the duties of a director. In addition, as to each director other than Mr. Birzer, their status as an Independent Director; and, as to Mr. Birzer, his role with the Adviser was an important factor in his selection as a director. No factor was by itself controlling.

In addition to the information provided in the table above, each director possesses the following attributes: Mr. Ciccotello, experience as a college professor, a Ph.D. in finance and knowledge of energy infrastructure MLPs; Mr. Graham, experience as a college professor, executive leadership and business executive; Mr. Heath, executive leadership and business experience; and Mr. Birzer, investment management experience as an executive, portfolio manager and leadership roles with the Adviser.

Mr. Birzer serves as Chairman of the Board of Directors. Mr. Birzer is an “interested person” of the Company within the meaning of the 1940 Act. The appointment of Mr. Birzer as Chairman reflects the Board of Director’s belief that his experience, familiarity with the Company’s day-to-day operations and access to individuals with responsibility for the Company’s management and operations provides the Board of Directors with insight into the Company’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Company’s business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Heath serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the three directors who are Independent Directors, serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and the Company’s management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of the Company’s size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

Information About Executive Officers

The preceding table and text gives more information about Mr. Birzer, the Chairman of the Board of the Company.  The following table sets forth each other officer’s name, age and address; position(s) held with the Company and length of time served; principal occupation during the past five years; the number of portfolios in the Fund Complex overseen by each officer and other public company directorships held by each officer.  Unless otherwise indicated, the address of each officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  Each officer serves until his successor is elected and qualified or until his resignation or removal.  As principals of the Adviser, each of the following officers are “interested persons” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.  Additionally, other than Mr. Russell, each of the following officers also serves as an officer of TYG, TYY, TYN, TPZ, NTG and TTRF.

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Public Company Directorships Held by Officer

David J. Schulte (Born 1961)	Chief Executive Officer since inception; President from inception to April 2007.	Managing Director of the Adviser since 2002; Full- time Managing Director, Kansas City Equity Partners (“KCEP”), a private equity firm (1993- 2002); CPA and CFA designation.	Seven	None

Terry C. Matlack (Born 1956)	Chief Financial Officer of the Company since its inception; Director of the Company from inception through September 2009; Assistant Treasurer of the Company from its inception to April 2008.	Managing Director of the Adviser since 2002; Full- time Managing Director, KCEP (2001- 2002). Formerly, President, GreenStreet Capital (1995 - 2001); CFA designation.	Seven	EPIQ Systems, Inc.

Zachary A. Hamel (Born 1965)	Senior Vice President since inception; Secretary from inception to April 2007.	Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present); CFA designation.	Seven	None

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Public Company Directorships Held by Officer

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since inception.
Managing Director of the
Adviser since 2002;
Partner, Fountain Capital
(2002-present).  Formerly,
Investment Risk Manager
and member of the Global
Office of Investments, GE
Capital’s Employers
Reinsurance Corporation
(1996-2002); CFA
designation.

			Seven	None
Edward Russell (Born 1964)	President since April 2007.
Senior Investment
Professional of the Adviser
since 2006; formerly
Managing Director (1999-
2006) in investment
banking department of
Stifel, Nicolaus &
Company, Incorporated,
responsible for all of the
energy and power
transactions, including all
of the debt and equity
transactions, prior to
joining the Adviser, for
three of the closed-end
public funds managed by
the Adviser, starting with
the first public equity
offering in February 2004,
and the first private
placement transaction for
the Company.

			One	Abraxas Petroleum Corporation

Committees Of The Board Of Directors

The Company’s Board of Directors currently has four standing committees:  (i) the Executive Committee; (ii) the Audit and Valuation Committee; (iii) the Nominating, Corporate Governance and Compensation Committee; and (iv) the Compliance Committee.  Currently, Mr. Ciccotello, Mr. Graham and Mr. Heath (all of the Company’s Independent Directors) are the sole members of the Audit and Valuation Committee, the Nominating, Corporate Governance and Compensation Committee and the Compliance Committee.  The Company’s Executive Committee currently consists of Mr. Birzer and Mr. Heath.

•
Executive Committee.  The Company’s Executive Committee has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board of Directors in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature.  Mr. Birzer is an “interested person” of the Company as defined by Section 2(a)(19) of the 1940 Act.  In the absence of either member of the Executive Committee, the remaining member is authorized to act alone.

•
Audit and Valuation Committee.  The Company’s Audit and Valuation Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted and approved by the Board of Directors, a current copy of which is available on the Company’s website (www.tortoiseadvisors.com/tto.cfm) and in print to any stockholder who requests it from the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The Audit and Valuation Committee: (i) approves and recommends to the Board of Directors the election, retention or termination of the independent registered public accounting firm (the “independent auditors”); (ii) approves services to be rendered by the independent auditors and monitors the independent auditors’ performance; (iii) reviews the results of the Company’s audit; (iv) determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; (v) reviews the portfolio Company valuations proposed by the Adviser’s investment committee; and (vi) responds to other matters as outlined in the Committee’s Charter.  Each Audit and Valuation Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. The Board of Directors has determined that Conrad S. Ciccotello is an “audit committee financial expert.”  In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

•
Nominating, Corporate Governance and Compensation Committee.  The Company’s Nominating, Corporate Governance and Compensation Committee operates under a written charter adopted and approved by the Board of Directors, a current copy of which is available on the Company’s website (www.tortoiseadvisors.com/tto.cfm) and in print to any stockholder who requests it from the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The Nominating, Corporate Governance and Compensation Committee:  (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures;

(iv) evaluates and makes recommendations to the Board regarding director compensation; (v) oversees the evaluation of the Board and management; (vi) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (vii) may not delegate its authority.  The Nominating, Corporate Governance and Compensation Committee will consider stockholder recommendations for nominees for membership to the Board of Directors so long as such recommendations are made in accordance with the Company’s Bylaws.  Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Nominating, Corporate Governance and Compensation Committee.  Stockholders should see “Stockholder Proposals and Nominations for the 2012 Annual Meeting” below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of the Company’s stockholders.  The Company’s Bylaws require all directors and nominees for directors (i) to be at least 21 years of age and have substantial expertise, experience or relationships relevant to the business of the Company, and (ii) to have a master’s degree in economics, finance, business administration or accounting, to have a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, to have a certification as a public accountant in the United States, to be deemed an “audit committee financial expert” as such term is defined in item 401 of Regulation S-K as promulgated by the SEC, or to be a current director of the Company.  The Nominating, Corporate Governance and Compensation Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications. The Nominating and Corporate Governance and Compensation Committee also considers the broad background of each individual nominee for director, including how such individual would impact the diversity of the Board.  Each Nominating, Corporate Governance and Compensation Committee member is “independent” as defined under the New York Stock Exchange listing standards and none are “interested persons” of the Company as defined in the 1940 Act.

•
Compliance Committee.  Each Compliance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act.  The Company’s Compliance Committee operates under a written charter adopted and approved by the Board of Directors.  The committee reviews and assesses management’s compliance with applicable securities laws, rules and regulations; monitors compliance with the Company’s Code of Ethics; and handles other matters as the Board of Directors or committee chair deems appropriate.

The Board of Directors’ role in the Company’s risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, the Company’s operations. In line with this oversight responsibility, the Board of Directors will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the Company’s business operations, investment performance or reputation, but relies upon the Company’s management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from the Company’s management regarding its investment program and activities, the Board of Directors as part of its risk oversight efforts will meet at its regular meetings and as needed with the Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the

Company’s policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit and Valuation Committee and such other standing or special committees as may be established from time to time. For example, the Audit and Valuation Committee will regularly meet with the Company’s independent public accounting firm to review, among other things, reports on internal controls for financial reporting.

The Board of Directors believes that not all risks that may affect us can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Company’s goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

The following table shows the number of Board of Directors and committee meetings held during the fiscal year ended November 30, 2010:

Board of Directors	16
Executive Committee	0
Audit and Valuation Committee	2
Nominating, Corporate Governance and Compensation Committee	1
Compliance Committee	1

During the 2010 fiscal year, all directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees of the Board on which they served.  The Company does not have a policy with respect to Board member attendance at annual meetings.  All of the directors of the Company attended the Company’s 2010 annual meeting.

The Company has designated [Mr Heath] as the presiding director to preside at all executive sessions of the Company’s non-management directors. Executive sessions of the Company’s non-management directors are held at least twice a year. Stockholders and any interested parties may communicate directly with [Mr. Heath], or with the non-management directors as a group, by writing to the Secretary of the Company at its principal office at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Director Compensation Table

The Company does not compensate any of its directors who are interested persons, nor does the Company compensate any of its officers.  The following table sets forth certain information with respect to the compensation paid by the Company and the Fund Complex during fiscal 2010 to each of the current independent directors for their services as a director.  The Company does not have any retirement or pension plans, and no director received any compensation from us other than in cash.

Name of Person, Position	Aggregate Compensation from Company (1)	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company and Fund Complex Paid to Directors (2)

Independent Persons
Conrad S. Ciccotello	$31,000	$0	$0	$169,667
John R. Graham	$28,000	$0	$0	$156,667
Charles E. Heath	$28,000	$0	$0	$156,667

(1)      No amounts have been deferred for any of the persons listed in the table.
(2)      Fund Complex includes the Company, TYG, TYY, TYN, TPZ, NTG and TTRF.

For the 2011 fiscal year, each independent director receives from us an annual retainer of $3,000 and a fee of $2,000 for each meeting of the Board of Directors or Audit and Valuation Committee he or she attends in person (or $1,000 for each Board or Audit and Valuation Committee meeting attended telephonically, or for each Audit and Valuation Committee meeting attended in person that is held on the same day as a Board meeting). Independent directors also receive $1,000 for each other committee meeting attended in person or telephonically (other than Audit and Valuation Committee meetings). The Chairman of the Audit and Valuation Committee receives an additional annual retainer of $1,000. Each other committee chairman receives an additional annual retainer of $1,000.  The independent directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and Board committees.

Required Vote

Mr. Ciccotello will be elected by the vote of a plurality of all shares of common stock of the Company present at the meeting, in person or by proxy.  When there is one vacancy for director, as is the case here, a vote by plurality means the nominee with the highest number of affirmative votes, regardless of the votes withheld for that candidate, will be elected.  Therefore, withheld votes and broker non-votes  will not be counted towards the achievement of a plurality.  Each common share is entitled to one vote in the election of Mr. Ciccotello.

BOARD RECOMMENDATION

The Board of Directors of the Company unanimously recommends stockholders of the Company vote “for” Mr. Ciccotello as a director.

PROPOSAL TWO

APPROVAL TO SELL OR OTHERWISE ISSUE WARRANTS OR SECURITIES TO
SUBSCRIBE FOR OR CONVERTIBLE INTO SHARES OF COMMON STOCK AND TO ISSUE
THE COMMON SHARES UNDERLYING SUCH WARRANTS OR
SECURITIES UPON THEIR EXERCISE

General Information

The Board of Directors believes it would be in the Company’s and its stockholders’ best interests to have the ability to sell or otherwise issue warrants, securities (options or rights) to subscribe for or convertible into shares of its common stock.  The Company is a non-diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the 1940 Act  As a BDC, Section 61(a) (in conjunction with Section 18(d)) of the 1940 Act generally prohibits the Company from issuing a security that includes a warrant or a right to subscribe to or purchase its common stock unless it meets certain conditions, including obtaining stockholder approval. As a result, the Company is generally precluded from issuing warrants or securities to subscribe for or convertible into shares of common stock unless the Company obtains stockholder approval as to the issuance of such warrants or securities and meets certain other conditions.

Specifically, any warrants or securities must expire by their terms within ten (10) years and if such warrants or securities are accompanied by any other security of the Company at the time they are issued, then such warrants or securities cannot be transferred separately from that other security unless any class of the warrants or securities or the accompanying securities have been publicly distributed.  In addition, the exercise or conversion price of the warrants or securities cannot be less than the current market value of the common shares of the Company at the date of issuance, or if no such market value exists, the current net asset value of the common shares of the Company (“NAV”).  The issuance of such warrants or securities must also be approved by a majority of the Company’ Board of Directors who have no financial interest in the transaction and a majority of the independent directors on the basis that such issuance is in the best interests of the Company and its stockholders.  Finally, the amount of common stock issuable upon the exercise of all outstanding warrants or securities cannot exceed 25% of the common shares of the Company outstanding when the warrants or securities are issued.  The subsequent issuance of common shares of the Company upon exercise of properly authorized warrants or securities is permitted without regard to the NAV or market value of the common shares of the Company at the time of exercise.  If this proposal is approved, no further authorization from the stockholders will be solicited prior to the issuance of any securities in accordance with the terms of this proposal.

Background and Reasons

In order to provide TTO with flexibility to raise capital, the Company is seeking approval of this proposal so that it may, in one or more transactions, sell warrants or securities to subscribe for or convertible into shares of the Company’s common stock, either as part of an offering of other securities issued by the Company, or independent of an offering of any securities of the Company.  The stockholders of the Company previously granted the Company the authority to sell warrants or options to acquire common shares and to issue the common shares underlying such warrants or options upon their exercise at the Company’s 2010 annual meeting, although no such warrants or options were issued.

The Board of Directors, including a majority of the Company’s Independent Directors, has approved this proposal as in the best interests of the Company and its stockholders and recommends it to the stockholders for their approval.

The Company generally attempts to remain fully invested and does not maintain excess cash.  The Company is thus seeking flexibility to raise additional capital by selling warrants or securities to subscribe for or convertible into shares of the Company’s common stock and to issue the common shares underlying such warrants or securities so that it may take advantage of (i) attractive investment opportunities and (ii) situations that may arise in which it is in the best interests of the Company to retire outstanding leverage, if any.  The issuance of warrants or securities may also lower the Company’s expense ratio by spreading fixed costs over a larger asset base.  The issuance of additional common shares resulting from the exercise of warrants or securities might also enhance the liquidity of the Company’s common shares on the New York Stock Exchange.

Approval of this proposal would give the Company the flexibility to sell, either alone or in conjunction with the sale of another security of the Company, warrants or securities to subscribe for or convertible into shares of the Company’s common stock as part of the Company’s financing and capital raising activities, and to issue the common shares underlying such warrants or securities upon their exercise.

Amendment of Existing Warrants upon Approval of Proposal

The Company’s Board of Directors and stockholders previously approved the issuance of warrants to purchase common shares of the Company in accordance with the requirements described above.  As a result, the Company had, as of November 30, 2010, 945,594 warrants issued and outstanding.  The warrants were issued to stockholders that invested in the Company’s initial private placements and became exercisable on February 7, 2007 when the Company completed the initial public offering of its common shares.  Each outstanding warrant entitles the holder to purchase one common share at the exercise price of $15.00 per common share. The warrants were issued as separate instruments from the common shares and are permitted to be transferred independently from the common shares. The warrants have no voting rights and the common shares underlying the unexercised warrants will have no voting rights until such common shares are received upon exercise of the warrants. All warrants will expire on February 6, 2013, unless this proposal is approved.

If this proposal is approved, the Company intends to (i) amend the exercise price of its outstanding warrants to an amount equal to the greater of the market price of the Company’s common shares on the New York Stock Exchange or NAV, each as determined at end of the fiscal quarter immediately following approval of this proposal, plus 7.0%, and (ii) extend the expiration date of such warrants by one year to February 6, 2014. The Board of Directors believes that it is highly unlikely that the existing warrants will be exercised if not amended and that amendment of the Company’s issued and outstanding warrants may enable the Company to benefit from the receipt of proceeds from the issuance of equity without incurring the costs, including legal and underwriting costs, associated with an equity offering.  Exercise of the warrants would also increase the equity of the Company and the scale of its investment operations and provide other potential benefits as described above.

Dilution

Your interest in the Company may be diluted if it issues warrants or securities to subscribe for or convertible into shares of the Company’s common stock.  The Company cannot state precisely the amount of any such dilution because it does not know at this time what number of shares of common stock would be issuable upon exercise or conversion of any such securities that are ultimately issued. Because the exercise or conversion price per share could be less than NAV at the time of exercise or conversion (including through the operation of anti-dilution protections that might provide for a decrease in the exercise or conversion price per share upon the issuance of additional shares) and because the Company would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of NAV at the time of exercise or conversion. The amount of any decrease in NAV is not predictable because it is not known at this time what the exercise or conversion price will be in relation to the NAV at the time of exercise or conversion or what number or amount (if any) of such securities will be issued. Such dilution could be substantial.

This proposal does not limit the Company’s ability to issue securities to subscribe for or convertible into shares of its common stock at an exercise or conversion price below NAV at the time of exercise or conversion (including through the operation of anti-dilution protections). The only requirement with respect to the exercise or conversion price is that it be not less than the greater of the market value per share of the Company’s common stock and the net asset value per share of the Company’s common stock on the date of issuance.

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of shares of the Company’s common stock at an exercise or conversion price that is less than NAV at the time of exercise or conversion and the expenses associated with such issuance. Any exercise of warrants or securities to subscribe for or convertible into shares of the Company’s common stock at an exercise or conversion price that is below NAV at the time of such exercise or conversion, would result in an immediate dilution to existing common stockholders. This dilution would include reduction in NAV as a result of the proportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance.

The amendments to the existing warrants proposed by this proposal could also increase the chances that your interest in the Company will be diluted because (i) lowering the strike price of the warrants may make it more likely that the holders of warrants will choose to exercise their warrants, and (ii) extending the expiration date of the warrants will extend the period of time your interest will be subject to the risk of dilution.

The 1940 Act establishes a connection between common stock sale price and NAV because, when stock is issued at a price below NAV, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. The Board of Directors of the Company will consider the potential dilutive effect of the issuance of warrants or securities to subscribe for or convertible into shares of the Company’s common stock when considering whether to authorize any such issuance.

Required Vote

This proposal must be approved by the affirmative vote of a majority of the shares voted by common stockholders, in person or by proxy, at the meeting.  For the purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as shares voted and will have no effect on the result of the vote.

BOARD RECOMMENDATION

The Board of Directors of the Company unanimously recommends that stockholders of the Company vote “for” the proposal to allow the Company to sell warrants or securities to subscribe for or convertible into shares of common stock of the Company and to issue the common shares underlying such warrants or securities upon their exercise, subject to the conditions of this proposal.

PROPOSAL THREE

APPROVAL TO AUTHORIZE THE BOARD TO WITHDRAW
THE COMPANY’S ELECTION TO BE REGULATED AS A
BUSINESS DEVELOPMENT COMPANY UNDER THE
INVESTMENT COMPANY ACT OF 1940

Background

As a BDC, the Company is subject to significant regulation of its activities under the 1940 Act.  For example, the Company is subject to the requirement that 70% of its portfolio must be comprised of “qualifying assets” (the “70% Test”).  The Company has satisfied the 70% Test by owning eligible portfolio companies, which are generally defined as private companies with a principal place of business in the United States.

In consideration of the compliance restraints placed on BDCs, the Company’s historical performance and the planned future operations of the Company, the Board has evaluated and discussed the benefits of the Company continuing as a BDC.  The Board considered options including liquidation, merger with another BDC, merger with another registered investment company, and continuation of operations as a BDC, in addition to withdrawal of its election to be regulated as a BDC.  The Board retained a financial advisor to assist its evaluation, and also reviewed recommendations and considerations from the Adviser.

On January 4, 2011, the Board unanimously approved the proposal to seek stockholder approval to authorize the Company to withdraw its election to be regulated as a BDC under the 1940 Act.  The Board approved the proposal because it believes that it is in the best interests of the Company and its stockholders for two primary reasons:

•	There are significant opportunities for investment in real assets in the energy infrastructure sector, but the 70% Test limits these types of direct investments; and

•	The Company should have greater access to capital and flexibility in raising capital for its investment strategy.

If this proposal is approved, the Company will, effective upon receipt by the SEC of the Company’s application for withdrawal, no longer be regulated as a BDC and will no longer be subject to the regulatory provisions of the 1940 Act generally, including certain laws and regulations related to insurance, custody, capital structure, composition of its Board of Directors, affiliated transactions and compensation arrangements.  The Company will, however, continue to be subject to any enforcement action by the Commission for any violation of the 1940 Act prior to such election.

Additionally, if the proposal is approved, and once the application for withdrawal is received by the SEC, the Company would no longer be required to meet the 70% Test and other provisions of the 1940 Act applicable only to BDCs. As such, it would have the flexibility to invest in real assets, rather than securities, and may seek to liquidate its securities portfolio over time and focus on investments in real assets in the energy infrastructure sector that have the potential to be real estate investment trust (“REIT”) qualified. The Company may in the future elect to be taxed as a REIT, provided that it has qualifying assets and income to permit such election.

The Company has undertaken several steps to meet the requirements for withdrawal of its election to be regulated as a BDC, including (i) preparing a plan of operations in contemplation of such a change to the status of the Company, (ii) evaluating potential investments in energy infrastructure assets that would allow the Company to transition to real asset investments, including using a consultant to assist it in such efforts, (iii) reviewing the potential adjusted investment strategy with potential capital providers, and (iv) consulting with outside counsel as to the requirements for withdrawing its election as a BDC.

The Company expects to continue operating as a BDC for a period of time following the annual meeting.  During that time, the Company expects to focus on identifying and investing in real assets in the energy infrastructure sector that have the potential to become REIT qualified, although the Company  would not be obligated to become a REIT.

Reasons for Proposed Withdrawal of BDC Election

Increased Flexibility to Achieve Investment Objective

Following withdrawal of its BDC election, the Company’s investment objective of providing stockholders with a high level of total return, with an emphasis on distributions and distribution growth would remain unchanged.

The Company currently invests primarily in securities of privately-held companies operating in the U.S. energy infrastructure sector. The Company believes that the U.S. energy infrastructure sector offers significant opportunities for investment, but the investment constraints placed upon BDCs limit the types of assets and investments that can best access these opportunities.

For example, the Company has not identified significant additional investment opportunities in securities of private companies in the energy infrastructure sector that offer sufficient risk-adjusted returns and that are also consistent with its investment objective.  As a result, the Company has invested in the equity securities of publicly traded MLPs within its guidelines and the requirements of a BDC.  However, investing more than 30% of the portfolio in publicly traded securities is not consistent with the 70% Test. As another example, the Company has identified opportunities to provide real asset financing to energy infrastructure companies.  However, the type of real asset ownership and related lease agreements contemplated by the Company would not be considered a qualifying asset that would meet the 70% Test.

Following withdrawal of the election to be regulated as a BDC, the Company’s underlying investment strategy will be very similar to the one it has historically followed, targeting investments in the energy infrastructure sector. However, the withdrawal will allow the Company to expand its investment pool to include real, physical assets, as opposed to only investment securities. The Company will seek to identify and invest in energy infrastructure assets that have the potential to become REIT qualified.  The Company believes that this expanded pool of potential investments will allow access to risk-adjusted returns consistent with its investment objective.

The Board of Directors believes that it is in the best interests of the Company and its stockholders to be able to consider the relative risk-adjusted returns of real asset investments, without being constrained by the provisions of the 1940 Act applicable to BDCs.

Increased Ability to Raise Capital

The Company should have greater flexibility in raising both equity and debt capital, following the withdrawal of its BDC election.

While the Company has the ability to utilize various forms of leverage – including a credit facility, senior notes and other borrowings, as well as preferred stock – historically, it has only been able to access leverage at attractive costs through its credit facility.

During the credit crisis of late 2008 and 2009, access to credit through the bank market became more restrictive and expensive.  During that time, the Company was not able to renew its credit facility and liquidated a portion of its portfolio holdings in order to repay its credit facility in full.

The Board of Directors believes that lenders are reluctant to lend against equity investments in private companies, such as the Company’s portfolio,  than to entities that invest in real assets.  Consistent with its initial investment strategy, the Company intends to utilize leverage to enhance the total returns of its portfolio and believes that it will have greater flexibility to access such leverage following the withdrawal of its election to be regulated as a BDC. For example, the Company expects that it will be able to secure a new credit facility at attractive rates in large part due to the perceived reduced credit risk resulting from direct ownership of real assets in its portfolio.  Following withdrawal of its BDC election, the Company currently expects to use senior leverage in an aggregate amount as is presently allowed under the 1940 Act, which is an amount up to 50% of total assets (inclusive of assets obtained through such leverage) at the time of incurrence.

Additionally, if this proposal is approved, the Company will be able to issue securities with common equity participation features (such as warrants and convertible notes) and/or additional classes of stock (such as convertible preferred) in order to facilitate capital formation without the restrictions of the 1940 Act.  The underlying nature and pricing flexibility of such securities may be helpful to the Company as an additional funding source and may provide a means of mitigating potential common stockholder NAV dilution when meeting its funding needs. The Company also believes it will have greater flexibility in its ability to raise equity capital to finance potential investments.

The Board of Directors believes that it is in the best interests of the Company and its stockholders to consider additional debt and equity financing options, with potentially greater access to such financing, without being constrained by the provisions of the 1940 act applicable to BDCs.

Impact of Proposed Withdrawal of BDC Election

If this proposal is approved and the Company’s election to be treated as a BDC is withdrawn, the Company would no longer be subject to regulation under the 1940 Act, which is designed to protect the interests of investors in investment companies.  The Company would also no longer be required under the 1940 Act to have a majority of its Board of Directors be independent.  However, it is anticipated that a majority of the members of the Board would remain independent following withdrawal of the Company’s BDC election, and such independence is a requirement of the NYSE listing rules governing the Company.   The Board of Directors would still be subject to customary principles of fiduciary duty with respect to the Company and its stockholders.

In addition, the Company (i) would not be limited in the amount of leverage that it could incur, (ii) would be able to issue securities with equity features, such as warrants and conversions, without further stockholder approval, (iii) would be able to issue common shares at a price below NAV without stockholder approval, (iv) would not be subject to the limitations in transactions with affiliates, and (v) could enter into a long-term advisory contract with its external investment adviser. Each of these could have an adverse impact on the Company’s stockholders.

Withdrawal of the Company’s election to be regulated as a BDC will not affect the Company’s registration under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Under the Exchange Act, the Company is required to file periodic reports on Form 10-K, Form 10-Q and Form 8-K, and file proxy statements and other reports required under the Exchange Act.  Withdrawal of the Company’s election to be regulated as a BDC will not change the Company’s obligation to continue to file such periodic reports under the Exchange Act.  Withdrawal of the Company’s election to be regulated as a BDC is also not expected to have any impact on the Company’s trading status on the New York Stock Exchange.

The following table outlines certain key similarities and differences in the structure and governance of the Company if the proposal is approved:

	Before Withdrawal of BDC Election	After Withdrawal of BDC Election
Governed by the 1940 Act	Yes	No
Subject to the 70% Test	Yes	No
Annual Base Management Fee(1)	1.5%	1.5%
Incentive Management Fee	Yes	Yes
Maximum Leverage	50%	No legal limit
Independent Directors	Majority	Anticipated Majority
Tax Status	C corporation	C corporation*
REIT Status	Not Possible	Possible
Distribution Frequency	Quarterly	Quarterly
Tax Reporting	Form 1099-DIV	Form 1099-DIV
Distribution Tax Character	QDI and/or Return of Capital**	QDI and/or Return of Capital**
Unrelated Business Taxable Income (UBTI)	No	No
Traded on New York Stock Exchange	Yes	Yes
Files Reports under Exchange Act	Yes	Yes
 ____________
(1)	As a percentage of average Managed Assets

*
If the Company elects REIT status, the Company will be taxed as a REIT rather than a C corporation and would generally avoid federal income tax on its taxable income that it distributes to its stockholders.

**
Before and after withdrawal of the BDC election, the Company’s distributions from its earnings and profits will be treated as qualified dividend income (“QDI”) and return of capital; provided, however, that if following withdrawal of the BDC election the Company subsequently elects REIT status, its distributions from its earnings and profits will be treated as ordinary income and generally will not qualify as QDI.

Anticipated Time-Line

If this proposal is approved, the Company expects to continue operating as a BDC for a period of time in which it focuses on identifying and investing in real assets in the energy infrastructure sector that have the potential to become REIT qualified. During this transition period, the Company may liquidate some of its securities portfolio.

At the point in time that its portfolio would no longer qualify for BDC treatment (i.e. when it can no longer meet the 70% Test), the Company would exercise the authority granted by this proposal and notify the SEC of the withdrawal of its election to be regulated as a BDC.  The Company’s BDC withdrawal will become effective upon receipt by the SEC of the Company’s application for withdrawal on Form N-54C.

Following such withdrawal,  the Company will be an operating company and continue to be taxed as a C corporation. It will continue its strategy of identifying and investing in real assets in the energy infrastructure sector that have the potential to become REIT qualified, and may liquidate its entire securities portfolio.  As the Company identifies potential asset investments, it plans to seek to raise equity and debt capital to finance them, with expected greater flexibility as a result of its structure.

REIT Qualification Requirements

A corporation that satisfies the requirements to make a REIT election and wants to make such an election makes the election by timely filing a Form 1120-REIT for its tax year for which it wants the election to be effective.  Thus, if the Company finds sufficient suitable REIT-qualifying investments during 2011 and satisfies the REIT requirements throughout 2012, the Company may make an election to be treated as a REIT throughout 2012 by filing its Form 1120-REIT on or before March 15, 2013, or such later date to which the Company has properly extended filing such return.

 If the Company qualifies as a REIT, it generally will not be subject to federal income tax on its taxable income that it distributes to its stockholders. The benefit of this tax treatment is that it avoids the “double taxation,” or taxation at both the corporate and stockholder levels, that generally results from owning stock in a corporation.  In order to qualify as a REIT, the Company will have to satisfy certain organizational and ownership requirements that the Company anticipates it will be able to satisfy.  In addition, the Company must satisfy certain income and asset tests.  Under the income tests, in order for the Company to qualify as a REIT, (i) at least 75% of its gross income (excluding gross income from prohibited transactions) for each taxable year generally must be derived directly or indirectly from investments relating to real property or mortgages on real property (including “rents from real property,” gain, and, in certain circumstances, interest) or from certain types of temporary investments, and (ii) at least 95% of its gross income (excluding gross income from prohibited transactions) for each taxable year must be derived from the real property investments described above, dividends, interest and gain from the sale or disposition of stock or securities, some payments under hedging instruments, or from any combination of the foregoing.  Under the asset tests, at the close of each quarter of its taxable year, the Company must have at least 75% of the value of its total assets represented by real estate assets (which include interests in and mortgages on real property), cash, cash items and government securities.  In addition the asset tests prohibit more than a certain percentage of the Company’s assets being held in certain types of assets.

Consulting Agreement

The Adviser has entered into a consulting agreement with Corridor Energy, LLC (“Corridor Energy”). Corridor Energy is an asset management company focused on assisting select institutional investors as they seek access to real energy infrastructure assets.  Corridor Energy will seek to help the Adviser identify energy infrastructure asset investments for the Company that can be leased to operating businesses. Pursuant to the terms of the consulting agreement, Corridor Energy will (i) actively search for and assist the Adviser in identifying potential investment opportunities, (ii) assist the Adviser in the analysis of investment opportunities, and (iii) assist the Adviser in arranging financing in order to fund investment opportunities.    The Adviser, on behalf of the Company, will have the right of first refusal to decide whether the Company will pursue any investment opportunity identified by Corridor Energy.  If the Adviser decides not to pursue such opportunity on behalf of the Company, Corridor Energy will be able to present such opportunity to other investors.  Corridor Energy is owned  by the Adviser, Montage Asset Management, LLC (which owns a majority interest in the Adviser) (“Montage”) and Corridor Energy management.  The Corridor Energy management team includes Richard Green, David Haley, Becky Sandring and David Schulte, a Managing Director of the Adviser and Chief Executive Officer of the Company.

Following the withdrawal of the Company’s election to be regulated as a BDC, the Company anticipates entering into a new advisory agreement (the “co-Advisory Agreement”) with Corridor to provide full advisory services to the Company for real asset investments.  The existing advisory agreement with the Adviser is expected to (and the sub-Advisory Agreement with Kenmont Investments Management, L.P. (“Kenmont”) may) also remain in place as long as MLPs and other securities are owned by the Company.  Upon the liquidation of the securities portfolio, the existing advisory and sub-advisory agreements would be terminated, and Corridor would be the sole remaining adviser to the Company.  It is anticipated that the co-Advisory Agreement would be on terms and conditions, including management fees, no less favorable to the Company than the current investment advisory agreement between the Company and the Adviser, dated September 15, 2009 (the “Advisory Agreement”), and would be subject to approval only by the Board of Directors at such time as the co-Advisory agreement is entered into.

Required Vote

The 1940 Act provides that a BDC may not withdraw its election to be regulated as a BDC unless it receives the approval of the holders of a majority of its outstanding voting securities. For purposes of this proposal, a “majority” of the outstanding voting securities means the vote of (i) 67% or more of the shares present at the annual meeting, if the holders of 50% or more of the outstanding voting securities of the Company are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Company, whichever is less. All abstentions and broker non-votes will be considered a vote against this proposal.

BOARD RECOMMENDATION

The Board of Directors of the Company unanimously recommends that stockholders of the Company vote “for” the proposal to authorize the Board to withdraw the Company’s election to be regulated as a business development company under the Investment Company Act of 1940 as set forth in this proposal.

PROPOSAL FOUR

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[The Board of Directors of the Company recommends that the stockholders of the Company ratify the selection of Ernst & Young LLP (“E&Y”) as the Company’s independent auditors, to audit the accounts of the Company for the fiscal year ending November 30, 2011.  E&Y’s selection was approved by the Company’s Audit and Valuation Committee and was also ratified and approved by the Board of Directors of the Company, including all of the non-interested Directors.

E&Y has audited the financial statements of the Company since prior to the Company’s commencement of operations on December 8, 2005 and does not have any direct financial interest or any material indirect financial interest in the Company.  A representative of E&Y is expected to be available at the meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.  The Company’s Audit and Valuation Committee intends to meet twice each year with representatives of E&Y to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.]

Required Vote

E&Y will be ratified as the Company’s independent registered public accounting firm by the affirmative vote of a majority of the votes cast, in person or by proxy, at the meeting by the holders of common shares.  Each common share is entitled to one vote on this proposal.  For the purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

BOARD RECOMMENDATION

The Board of Directors of the Company unanimously recommends that stockholders of the Company vote “for” the ratification of Ernst & Young LLP as the Company’s Independent Public Accounting Firm.

AUDIT AND VALUATION COMMITTEE REPORT

[The Audit and Valuation Committee of the Company reviews the Company’s annual financial statements with both management and the Company’s independent auditors and reviews the portfolio company valuations proposed by the Adviser’s investment committee.

The Audit and Valuation Committee of the Company, in discharging its duties, has met with and has held discussions with management and the Company’s independent auditors.  The Audit and Valuation Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended November 30, 2010 with management of the Company.  Management of the Company has represented to the independent auditors of the Company that the Company’s financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Audit and Valuation Committee has also discussed with the independent auditors of the Company the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1, AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The independent auditors of the Company provided to the Audit and Valuation Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit and Valuation Committee concerning independence, and the Audit and Valuation Committee discussed with representatives of the independent auditors of the Company their firm’s independence with respect to the Company.

Based on the Audit and Valuation Committee’s review and discussions with management and the independent auditors, and the representations of management and the reports of the independent auditors to the committee, the Audit and Valuation Committee recommended that the Board include the audited financial statements of the Company in its annual report on Form 10-K.

The Audit and Valuation Committee of the Company

Conrad S. Ciccotello (Chairman)
Charles E. Heath
John R. Graham]

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Audit and Valuation Committee selected E&Y as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2010.  E&Y is registered with the Public Company Accounting Oversight Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FEES AND SERVICES

  The following table sets forth the approximate amounts of the aggregate fees billed to the Company by E&Y for the fiscal year ended November 30, 2009 and 2010, respectively:

	2010	2009
Audit Fees1	$115,500	$131,000
Audit-Related Fees	$ 11,000	-
Tax Fees2	$ 37,000	$ 37,000
All Other Fees	-	-
Aggregate Non-Audit Fees	$ 48,000	$ 37,000

___________________

(1)
For professional services rendered auditing the Company’s annual financial statements, reviewing interim financial statements, and reviewing the Company’s statutory and regulatory filings with the SEC.  The audit fees for November 30, 2010 and November 30, 2009 are based on amounts billed and expected to be billed by E&Y.

(2)	For professional services rendered to the Company for tax compliance, tax advice and tax planning.

The Audit and Valuation Committee of the Company adopted pre-approval polices and procedures on September 12, 2005.  Under these policies and procedures, the Audit and Valuation Committee of the Company pre-approves: (i) the selection of the Company’s independent registered public accounting firm; (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company; (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company; and (iv) the fees and other compensation to be paid to the independent registered public accounting firm.  The Chairman of the Audit and Valuation Committee of the Company may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full Audit and Valuation Committee at its next meeting for ratification.  Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds.  Since the Company’s adoption of these policies and procedures, the Audit and Valuation Committee of the Company has pre-approved all audit and non-audit services provided to the Company by E&Y.  None of these services provided by E&Y were approved by the Audit and Valuation Committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

The Adviser paid to E&Y $88,000 in 2010 and $130,000 in 2009 for research and consultations relating to fund structure, tax and accounting, and audit-related fees relating to closed-end management investment companies prior to their initial public offerings.  These non-audit services were not required to be preapproved by the Company’s Audit and Valuation Committee.  No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company, has paid to, or been billed for fees by, E&Y for non-audit services rendered to the Adviser or such entity during the Company’s last two fiscal years.

The Audit and Valuation Committee has considered whether E&Y’s provision of services (other than audit services) to the Company, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Company is compatible with maintaining E&Y’s independence in performing audit services.

OTHER MATTERS

The Board of Directors of the Company knows of no other matters that are intended to be brought before the meeting.  If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

At December 31, 2010, each director, each officer and the directors and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the number of common shares of the Company listed in the table below (or percentage of outstanding shares).  Unless otherwise indicated, each individual has sole investment and voting power with respect to the shares listed in the table below.

Directors and Officers	Number of Common Shares	Percent of Class(1)

Independent Directors
Conrad S. Ciccotello(2)		*
John R. Graham(3)		*
Charles E. Heath(4)		*

Interested Directors and Officers
H. Kevin Birzer(5)		*
Terry C. Matlack(6)		*
David J. Schulte(7)		*
Zachary A. Hamel(8)		*
Kenneth P. Malvey(9)		*
Edward Russell		*

Directors and Officers as a Group(10)		*

*Indicates less than 1%.

(1)
(2)
(3)
(4)
(5)
(6)
(7)
(8)
(9)
(10)

As of December 31, 2010, there were no persons known to the Company to own 5% or more of its common shares.

At December 31, 2010, each director beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) shares of the Company and in the Funds overseen by each director in the same Fund Complex having values within the indicated dollar ranges.  Other than with respect to the Fund Complex, none of the Company’s independent directors, nor any of their immediate family members, has ever been a director, officer or employee of the Adviser or its affiliates.

Director	Aggregate Dollar Range of Holdings in the Company (1)(2)	Aggregate Dollar Range of Holdings in Funds Overseen by Director in Fund Complex (2)(3)

Interested Persons
H. Kevin Birzer

Independent Persons
Conrad S. Ciccotello
John R. Graham
Charles E. Heath

(1)	Based on the closing price of the Company’s common shares on the New York Stock Exchange on December 31, 2010.
(2)
No value included for warrants to purchase common shares of the Company held by the directors since the exercise price of the warrants exceeded the closing price of the Company’s common shares on the New York Stock Exchange on December 31, 2010.

(3)
Includes the Company, TYG, TYY, TYN, TPZ and NTG.  Amounts based on the closing price of the common shares of the Company, TYG, TYY, TYN, TPZ and NTG on the New York Stock Exchange on December 31, 2010.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has written policies and procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company.  For example, the Company has a Code of Ethics that requires any director, officer, manager or employee of the Company or the Company’s investment adviser to disclose any personal interest that is, or might be, in conflict with the interest of the Company, and the nature of the conflict to the Company’s Chief Compliance Officer for appropriate consideration. The Code of Ethics also establishes personal trading procedures for the Company’s directors, officers and other access persons.  Under the Code of Ethics, access persons may not buy or sell securities of the Company or energy infrastructure companies without preclearing the transaction with the Company’s Chief Compliance Officer, and are required to report their securities holdings and securities transactions to the Chief Compliance Officer.  As a BDC, the 1940 Act also imposes regulatory restrictions on the Company’s ability to engage in certain related party transactions.  The Company has written procedures which prohibit certain transactions with affiliates of the Company and require board approval of certain transactions with affiliated persons of the Company.

Tortoise Capital Advisors, L.L.C. is the Company’s investment adviser.  The Adviser may be contacted at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  As of December 31, 2010, the Adviser had approximately $6.1 billion of client assets under management.  The Adviser may be contacted at the address listed on the first page of this proxy statement.

Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a fee consisting of two components - a base management fee and an incentive fee.  The base management fee is paid quarterly in arrears, and is equal to 0.375% (1.5% annualized) of the Company’s average monthly Managed Assets for such quarter.

The incentive fee consists of two parts.  The first part, the investment income fee, is calculated and payable quarterly in arrears and will equal 15% of the excess, if any, of the Company’s net investment income for the fiscal quarter over a quarterly hurdle rate equal to 2% (8% annualized) of the Company’s average monthly net assets for the quarter.

The second part of the incentive fee, the capital gains fee, will be determined and payable in arrears as of the end of each fiscal year (or, upon termination of the Advisory Agreement, as of the termination date), and will equal (i) 15% of (a) the Company’s net realized capital gains on a cumulative basis from the commencement of the Company’s operations on December 8, 2005 to the end of each fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to the Adviser in prior fiscal years.  The calculation of the capital gains fee does not include any capital gains that result from that portion of any scheduled periodic distributions made possible by the normally recurring cash flow from the operations of portfolio companies (“Expected Distributions”) that are characterized by the Company as return of capital for U.S. generally accepted accounting principles (“GAAP”) purposes.  In that regard, any such return of capital will not be treated as a decrease in the cost basis of an investment for purposes of calculating the capital gains fee.  This does not apply to any portion of any distribution from a portfolio company that is not an Expected Distribution.

The Adviser agreed to reimburse the Company for expenses incurred in 2009 and 2010 in an amount equal to an annual rate of 0.25% of the Company’s average monthly Managed Assets for 2009 and for the period from January 1, 2010 through May 31, 2010, and in an amount equal to an annual rate of 0.50% for the period from June 1, 2010 through December 31, 2010.  In fiscal year 2009, the Company incurred approximately $1,126,327 in base management fees due to the Adviser under the Advisory Agreement, net of $225,266 in expenses reimbursed by the Adviser.  In fiscal year 2010, the Company incurred approximately $925,820 in base management fees due to the Adviser under the Advisory Agreement, net of $308,003 in expenses reimbursed by the Adviser.  Pursuant to the Advisory Agreement, the capital gains incentive fee is paid annually only if there are realization events and only if the calculation defined in the agreement results in an amount due.  No amounts have been required to be paid for investment income incentive fees or capital gains incentive fees since the commencement of the Company’s operations.

The Company has also entered into an Amended Administration Agreement with the Adviser pursuant to which the Adviser acts as the Company’s administrator and performs (or oversees or arranges for the performance of) the administrative services necessary for the Company’s operation, including without limitation providing the Company with equipment, clerical, book keeping and record keeping services. For these services the Company pays the Adviser a fee equal to 0.04% of the Company’s aggregate average daily Managed Assets, with a minimum annual fee of $30,000.   The Amended Administration Agreement was approved by the Board of Directors, including the independent directors, on November 8, 2010 with an effective date of December 1, 2010.

The Adviser has entered into a sub-Advisory Agreement with Kenmont. Kenmont is a registered investment adviser with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont provides additional contacts and enhances the number and range of potential investment opportunities in which the Company has the opportunity to invest. The Adviser compensates Kenmont for the services it provides to the Company. The Adviser also indemnifies and holds the

Company harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kenmont in providing such services to the Company. Kenmont will be indemnified by the Adviser for certain claims related to the services it provides and obligations assumed under the sub-advisory agreement.  Entities managed by Kenmont own less than 1% of TTO’s common shares and warrants to purchase an additional 281,666 of the Company’s common shares.

The Adviser is wholly-owned by Tortoise Holdings, LLC (“Tortoise Holdings”). Montage, a wholly-owned subsidiary of Mariner Holdings, LLC, owns a majority interest in Tortoise Holdings, LLC, with the remaining interests held by the five members of the Adviser’s investment committee, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte, who are also officers of each Company, and certain other senior employees of the Adviser.  Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are employed by the Adviser and have indirect ownership and financial interests in the Adviser.  As a result, they may each be deemed to have an indirect material interest in fees paid to the Adviser.

The Adviser has entered into a consulting agreement with Corridor Energy, an asset management company focused on assisting select institutional investors as they seek access to real energy infrastructure assets.  Corridor Energy will seek to help the Adviser identify energy infrastructure asset investments for the Company that can be leased to operating businesses. Pursuant to the terms of the consulting agreement, Corridor Energy will (i) actively search for and assist the Adviser in identifying potential investment opportunities, (ii) assist the Adviser in the analysis of investment opportunities, and (iii) assist the Adviser in arranging financing in order to fund investment opportunities. The Adviser, on behalf of the Company, will have the right of first refusal to decide whether the Company will pursue any investment opportunity identified by Corridor Energy.  If the Adviser decides not to pursue such opportunity on behalf of the Company, Corridor Energy will be able to present such opportunity to other investors.  Corridor Energy is owned  by the Adviser, Montage (which owns a majority interest in the Adviser) and Corridor Energy management.  The Corridor Energy management team includes Richard Green, David Haley, Becky Sandring and David Schulte, a Managing Director of the Adviser and Chief Executive Officer of the Company.

Following the withdrawal of the Company’s election to be regulated as a BDC, the Company anticipates entering into the co-Advisory Agreement with Corridor to provide full advisory services to the Company for real asset investments.  The Advisory Agreement with the Adviser is expected to (and the sub-Advisory Agreement with Kenmont may) also remain in place as long as MLPs and other securities are owned by the Company.  Upon the liquidation of the securities portfolio, the existing advisory and sub-advisory agreements would be terminated, and Corridor would be the sole remaining adviser to the Company.  It is anticipated that the co-Advisory Agreement would be on terms and conditions, including management fees, no less favorable to the Company than the Advisory Agreement, and would be subject to approval only by the Board of Directors at such time as the co-Advisory agreement is entered into.

ANNUAL MEETING MATTERS

Outstanding Stock.  At [date], 2010, the Company had [number] common shares issued and outstanding.  The Company anticipates the number of common shares issued and outstanding will be the same at the record date.

How Proxies Will Be Voted.  All proxies solicited by the Board of Directors of the Company that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting.  Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy.  If no instructions are specified, shares will be counted as a vote FOR the proposals described in this proxy statement, including proposal five.

How To Vote.  You may vote your shares via the internet at www.proxyvote.com, by telephone with a toll free call to the number indicated on the enclosed proxy card or voting instruction card, or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the postage-paid envelope included in this package. You may also vote in person if you are able to attend the meeting.

Expenses and Solicitation of Proxies.  The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs in connection with the solicitation of proxies will be borne by the Company.  The Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company.  In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, the Adviser, the Company’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations.  If a proxy solicitor is retained by the Company, the costs associated with all proxy solicitation are not anticipated to exceed [$number].  The Company will not pay any representatives of the Company or the Adviser any additional compensation for their efforts to supplement proxy solicitation.

Revoking a Proxy.  You may revoke your proxy at any time by:  (i) sending prior to the meeting a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211; (ii) properly executing and sending prior to the meeting a later-dated proxy; or (iii) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

Quorum.  The presence, in person or by proxy, of stockholders entitled to cast a majority of the total number of votes entitled to be cast at the meeting constitutes a quorum.  For purposes of determining the presence or absence of a quorum, shares present at the annual meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares) will be treated as shares that are present at the meeting but have not been voted.

If a quorum is not present in person or by proxy at the meeting, or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the meeting, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

Availability of Annual Report.  The Company’s Annual Report includes its annual report on Form 10-K for the year ended November 30, 2010 (without exhibits) as filed with the SEC. The Company will furnish without charge upon written request a copy of its annual report on Form 10-K. The annual report on Form 10-K includes a list of all exhibits thereto. The Company will furnish copies of such exhibits upon written request and payment of its reasonable expenses in furnishing such exhibits. Each such request must include a good faith representation that, as of the record date, the person making such request was a beneficial owner of the Company’s common shares entitled to vote at the annual meeting of stockholders. Such written request should be directed to the Company’s Secretary, Tortoise Capital Resources Corporation, 11550 Ash Street, Suite 300, Leawood, Kansas 66211, (866) 362-9331.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Company’s directors and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Company’s equity securities to file forms reporting their affiliation with the Company and reports of ownership and changes in ownership of the Company’s shares with the SEC and the New York Stock Exchange.  Those persons and entities are required by SEC regulations to furnish the applicable Company with copies of all Section 16(a) forms they file.  Based on a review of those forms furnished to it, the Company believes that its directors and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during the last fiscal year, except _________.  To the knowledge of management of each Company, no person is the beneficial owner (as defined in Rule 16a-1 under the Exchange Act) of more than 10% of a class of such Company’s equity securities.

ADDITIONAL INFORMATION

The information required by Item 13(a)(1), (2), (3), (4) and (5) of Schedule 14A is incorporated by reference from the following sections of the  Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2010, as filed with the Securities and Exchange Commission on January __, 2011: “Management's Discussion and Analysis of Financial Condition and Results of Operations,” “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure,” “Quantitative and Qualitative Disclosures About Market Risk,” “Financial Statements and Supplementary Data” and “Exhibits and Financial Statement Schedules.”

ADMINISTRATOR

The Company has entered into an Administration Agreement with the Adviser, pursuant to which the Adviser performs (or oversees or arranges for the performance of) the administrative services necessary for the Company’s operation, including without limitation providing equipment, clerical, bookkeeping and record keeping services.  The address of the Adviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

STOCKHOLDER COMMUNICATIONS

Stockholders are able to send communications to the Board of Directors of the Company or to a particular director.  Communications should be addressed to the Secretary of the Company at its principal office at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The Secretary will forward any communications received directly to the Board of Directors or the particular director, as applicable.

CODE OF BUSINESS CONDUCT, CODE OF ETHICS
AND CORPORATE GOVERNANCE POLICY

The Company has adopted a code of business conduct, a code of ethics which applies to the Company’s principal executive officer and principal financial officer and a corporate governance policy. The Company has also adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes personal trading procedures for employees designated as access persons. Each is available on the Company’s website (www.tortoiseadvisers.com/tto.cfm) or in print to any stockholder who requests it from the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2012 ANNUAL MEETING

Method for Including Proposals in the Company’s Proxy Statement.  Under the rules of the SEC, if you want to have a proposal included in the Company’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, not later than 5:00 p.m., Central Time on [date], 2011.  Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act.  Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

Other Proposals and Nominations.  If you want to nominate a director or have other business considered at the Company’s next annual meeting of stockholders but do not want those items included in its proxy statement, you must comply with the advance notice provision of the Company’s Bylaws.  Under the Company’s Bylaws, nominations for director or other business proposals to be addressed at the Company’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, no earlier than [date], 2011 nor later than 5:00 p.m. Central Time on [date], 2011.  The stockholder must satisfy certain requirements set forth in the Company’s Bylaws and the notice must contain specific information required by the Company’s Bylaws.  With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act.  With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business.  Any stockholder wishing to make a proposal should carefully read and review the applicable Company’s Bylaws.  A copy of the Company’s Bylaws may be obtained by contacting the Secretary of the Company at 866-362-9331 or by writing the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the Company’s proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

By Order of the Board of Directors

Connie J. Savage
Secretary

[date], 2011

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE.

[Tortoise Logo]
Proxy — Tortoise Capital Resources Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – [date], 2011

The undersigned holder of shares of Tortoise Capital Resources Corporation appoints Terry C. Matlack and H. Kevin Birzer, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Capital Resources Corporation to be held on [date], 2011 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A.           Election of Directors – The Board of Directors recommends a vote “FOR” the Nominee below.

Nominee:
  FOR                      WITHHOLD
1.             Conrad S. Ciccotello                              [     ]                              [     ]

B .           Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.

2.
Approval to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of common stock and to issue the common shares underlying such warrants or securities upon their exercise.

For	Against	Abstain
[ ]	[ ]	[ ]

3.
Approval to authorize the Company’s Board of Directors to withdraw the Company’s election to be regulated as a business development company under the Investment Company Act of 1940 as set forth in the proxy statement for the 2011 annual meeting of stockholders.

For	Against	Abstain
[ ]	[ ]	[ ]

4.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2011.

For	Against	Abstain
[ ]	[ ]	[ ]

5.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.        Non-Voting Issues
           Change of Address – Please print new address below.                                                                                                                  Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting.	☐

D.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
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